EXHIBIT 10.3

[Confidential portions of this Exhibit have been omitted and filed separately with the Commission. Omitted terms are indicated by ***.]

SERVICE AGREEMENT

     This SERVICE AGREEMENT ("Agreement"), is made and entered into this 19th day January, 1998, by and between Merrill Merchants Bank, a Maine corporation, having a principal place of business in Bangor, Maine (hereinafter "Client"), and M&M Consulting Limited Liability Company, a Maine limited liability company, having a principal place of business at 201 Main Street, Bangor, Maine 04401 (hereinafter "Company").

                                    Section 1

                                SCOPE OF SERVICES

     1.1 Consulting Services. Company shall provide certain banking related services specified in Schedule A attached hereto.

     1.2 Conduct of Services. All work shall be performed in a professional manner by employees of Company having a level of skill commensurate with the requirements of the bank regulatory authorities having jurisdiction over Client. Company shall require its employees at all times to observe security policies of Client.

                                    Section 2

                          METHOD OF PERFORMING SERVICES

     2.1 Method of Performing Services. Company shall have the right to determine the method, details, and means of performing the work to be done for Client. Client may, however, require Company's personnel at all times to observe security policies of Client. In addition, Client shall be entitled to exercise broad general power of supervision and control over the results of work performed by Company's personnel to ensure satisfactory performance, including the right to review the work, the right to stop work, the right to make suggestions or recommendations as to the details of the work, and the right to propose modifications to the work.

     2.2 Scheduling. Company will try to accommodate work schedule requests to the extent possible. Should any personnel of Company be unable to perform scheduled services because of illness, resignation, or other causes beyond Company's reasonable control, Company will attempt to replace such employee within a reasonable time, but Company shall not be liable for delays resulting from factors beyond its control.

     2.3 Reporting. Client and Company shall develop appropriate administrative procedures for coordinating with Company's personnel. Client shall periodically prepare an evaluation of the performance of Company's personnel. Should Client not be satisfied with the performance of one or more of Company's personnel, Client may request, on reasonable notice, that Company terminate their assignment to Client's work.

     2.4 Place of Work. Company's personnel will perform their work for Client primarily at Client's premises except when such projects or tasks may be performed off site. Client agrees to provide working space and facilities, and any other services and materials Company or its personnel may reasonable request in order to perform the work assigned to them.

                                    Section 3

                              TERM AND TERMINATION

     3.1 Term. The term of this Agreement shall commence on the date set forth above and shall continue through the completion of the services set forth in Schedule A attached hereto, and thereafter for so long as Client seeks or obtains services from Company.

     3.2 Termination. This Agreement may be terminated by either party upon written notice, if the other party breaches any obligation provided hereunder and the breaching party fails to cure such breach within a thirty (30) day period after written notice of such breach; provided that the cure period for any failure of Client to pay fees and charges due hereunder shall be fifteen
(15) days from the date of receipt by Client of notice of such failure.

     3.3 Remaining Payments. Within thirty (30) days of termination of this Agreement for any reason, Company shall submit to Client an itemized invoice for any fees or expenses theretofore accrued under this Agreement. Client, upon payment of accrued amounts so invoiced, shall thereafter have no further liability or obligation to Company whatsoever for any further fees or expenses arising hereunder. Notwithstanding any termination of the terms of this Agreement, the rights and licenses granted under Section 6 hereof shall continue in effect in accordance with their terms.

                                    Section 4

                           FEES, EXPENSES, AND PAYMENT

     4.1 Fees. In consideration of the services to be performed by Company, Client shall pay Company the fees set forth in Schedule B attached hereto.

     4.2 Reimbursement of Expenses. In addition to the foregoing, Client shall pay Company its actual out-of-pocket expenses as reasonably incurred by Company in furtherance of its performance hereunder. Company agrees to provide Client with access to such receipts, ledgers, and other records as may be reasonably appropriate for Client or its accountants to verify the amount and nature of any such expenses.

     4.3 Additional Work. The fees and charges for any follow-on or additional work not described in Schedule A attached hereto shall be performed at Company's then-current rates for such work.

     4.4 Payment. Client shall pay all fees and expenses owing to the Company hereunder within fifteen (15) days after Company has submitted to Client an itemized invoice therefor. A late payment fee equal to the lesser of ***% per month, or the highest amount allowed by law shall be imposed on amounts overdue 30 or more days. Client hereby agrees to pay all of Company's costs of collecting overdue amounts, including but not limited to reasonable attorneys fees.

                                    Section 5

                             TREATMENT OF PERSONNEL

     5.1 Compensation of Company's Personnel. Company shall bear sole responsibility for payment of compensation to its personnel. Company shall pay and report, for all personnel assigned to Client's work, federal and state income tax withholding, social security taxes, and unemployment insurance applicable to such personnel as employees of Company. Company shall bear sole responsibility for any health or disability insurance, retirement benefits, or other welfare or pension benefits, if any, to which such personnel may be entitled. Company agrees to defend, indemnify, and hold harmless Client, Client's officers, directors, employees, and agents, and the administrators of Client's benefit plans from and against any claims, liabilities, or expenses relating to such compensation, tax, insurance, or benefit matters; provided that Client shall promptly notify Company of each such claim when and as it comes to Client's attention, Client shall cooperate with Company in the defense and resolution of such claim, and Client shall not settle or otherwise dispose of such claim without Company's prior written consent, such consent not to be unreasonably withheld.

     5.2 Worker's Compensation. Notwithstanding any other workers' compensation or insurance policies maintained by Client, Company shall procure and maintain workers' compensation coverage sufficient to meet the statutory requirements of every state where Company's personnel assigned to Client's work are located.

                                    Section 6

                                OWNERSHIP RIGHTS

     6.1 Ownership. As between Client and Company, except as set forth below in this Section 6, all right, title, and interest, including copyright interests and any other intellectual property, in and to any financial information, programs, systems, data, memoranda, books, papers, letters, formulas, or materials produced or provided by Company, alone or in combination with Client and/or its employees, under this Agreement shall be the property of Company. Client shall have an unlimited license to use such materials exclusively in

* [Confidential portions of this Exhibit have been omitted and filed separately with the Commission. Omitted terms are indicated by ***.]

connection with its own operations, but may not disclose any aspect of such materials to third parties except for Bank Regulatory Officials.

                                    Section 7

                    PROPRIETARY AND CONFIDENTIAL INFORMATION

     7.1 Trade Secrets; Confidentiality. a. Company acknowledges that in order to perform the services called for in this Agreement, it shall be necessary for Client to disclose to Company certain Trade Secrets. Company further acknowledges that the work will of necessity incorporate such Trade Secrets. Company agrees that it shall not disclose, transfer, use, copy, or allow access to any such Trade Secrets to any employees of the Company or to any third parties, excepting those who have a need to know such Trade Secrets in order to perform the services hereunder and who have bound themselves to respect and protect the confidentiality of such Trade Secrets. Unless Company is compelled to disclose Trade Secrets by judicial or regulatory process, Company shall not disclose any such Trade Secrets to any third parties, including but not limited to the member/owner of Company or their affiliates or their directors, officers or employees. b. Company also acknowledges, and Client understands, that Company is a company which has as members banks or affiliates of banks which may be competitors of Client. Company has therefore adopted internal policies and procedures, including confidentiality agreements with Company's personnel, which assure that the Trade Secrets of Client are not communicated or otherwise transmitted or made available by Company or its personnel to (ii) the member/owners of Company; (ii) corporate parents, affiliates, or subsidiaries of the member/owners of Company; or (iii) officers, directors, agents or employees of the member/owners of Company or of the member/owners' corporate parents, affiliates, or subsidiaries.

     7.2 Scope of Restriction. As used herein, the term "Trade Secrets" shall mean any Client data, financial and other information, or formulas, including but not limited to any data or information pertaining to a deposit or loan customer of Client, that is not generally known in the industry or to the public.

                                    Section 8

                                   WARRANTIES

     8.1 Warranties of Company. Company warrants that Company's performance of the services called for by this Agreement do not and shall not violate any applicable law, rule, or regulation; or any contracts with third parties.

                                    Section 9

                             LIMITATION OF LIABILITY

     9.1 Consulting Services ... Internal Support. The services rendered by Company consist of consulting services only, with decision making responsibilities in all instances retained by Client's management. The services provided by Company are not intended to take the place of legal, accounting and other professionals, but rather to provide internal support similar to that which would be provided by Client's own employees.

     9.2 No Consequential Damages, etc. In no event shall Company be liable to Client for any incidental, indirect, or consequential damages or lost profits of Client.

     9.3 Loss of Data. In no event shall Company be liable for loss of data or records of Client, it being understood that Client shall be responsible for ensuring proper and adequate back-up and storage procedures.

     9.4 Force Majeure. Company shall not be liable to Client for any failure or delay caused by events beyond Company's control, including, without limitation, Client's failure to furnish necessary information; sabotage; failure or delays in transportation or communication; failure or substitutions of equipment; labor disputes; accidents; shortages of labor, fuel, raw materials or equipment; or technical failures.

                                   Section 10

                          HIRING OF COMPANY'S PERSONNEL

     10.1 Additional Value From Hiring. Client acknowledges that Company provides a valuable service by identifying and assigning personnel for Client's work. Client further acknowledges that Client would receive substantial additional value, and Company would be deprived of the benefits of its work force, if Client were to directly hire Company's personnel after they have been introduced to Client by Company.

     10.2 Orderly Transition. In the event that Client hires any personnel of Company, Client will allow said employee and Company to work out an orderly transition, up to forty-five (45) days, if necessary.

                                   Section 11

                                  MISCELLANEOUS

     11.1 Governing Law. This Agreement shall be governed and construed in all respects in accordance with the laws of the State of Maine as they apply to a contract entered into and performed in that State.

     11.2 Independent Contractors. The parties are and shall be independent contractors to one another, and nothing herein shall be deemed to cause this Agreement to create an agency, partnership, or joint venture between the parties. Nothing in this Agreement shall be interpreted or construed as creating or establishing the relationship of employer and employee between Client and either Company or any employee or agent of Company.

     11.3 Notices. All notices required or permitted hereunder shall be given in writing addressed to the respective parties as set forth herein, unless another address shall have been designated, and shall be delivered by hand or by registered or certified mail, postage prepaid.

     11.4 Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto and supersedes all prior representations, proposals, discussions, and communications, whether oral or in writing. This Agreement may be modified only in writing and shall be enforceable in accordance with its terms when signed by the party sought to be bound.

     11.5 Parties in Interest. This Agreement is enforceable only by Company and Client. The terms of this Agreement are not a contract or assurance regarding compensation, continued employment, or benefit of any kind to any personnel assigned to Client's work, or any beneficiary of any such personnel, and no such personnel (or any beneficiary thereof) shall be a third-party beneficiary under or pursuant to the terms of this Agreement.

     11.6 Arbitration of Disputes. All disputes between the parties under this Agreement shall be submitted to binding arbitration in accordance with the rules of the American Arbitration Association (the "Association"). The procedure for arbitration shall be in accordance with the Association's then existing rules, except that if the parties are unable to agree on a single arbitrator within five days after arbitration is sought, each party shall select one arbitrator, and the two selected arbitrators shall choose a third arbitrator. If either party fails to select an arbitrator within ten days after arbitration is sought, or the two arbitrators fail to select a third arbitrator within 15 days after arbitration is sought, the Association shall make the selection.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives, on the date and year first above written.

COMPANY:

M&M CONSULTING LIMITED LIABILITY COMPANY


By:
(Signature)


       /s/ Donald M. George
----------------------------------
         Donald M. George
         Senior Consultant


CLIENT:



By:
(Signature)


          /s/ Edwin N. Clift
----------------------------------
         Edwin N. Clift
         President and Chief Executive Officer


                                SCHEDULES A AND B


SCHEDULE A

o Scope of Services - Per audit plan submitted to Merrill Merchants Audit Committee on December 18, 1997.
o  Term of Contract - January 1, 1998 through December 31, 1999.

SCHEDULE B

o  Cost of services - $*** per hour.

* [Confidential portions of this Exhibit have been omitted and filed separately with the Commission. Omitted terms are indicated by ***.]

[Confidential portions of this agreement have been omitted and filed separately with the Commission. Omitted terms are indicated by ***.]

                                SERVICE AGREEMENT

     This SERVICE AGREEMENT ("Agreement"), is made and entered into as of this 5th day of December, 1996, by and between Client, Merrill Merchants Bank, a commercial bank chartered by the State of Maine, having a principal place of business at 201 Main St., Bangor, ME. (hereinafter "Client"), and M&M Consulting Limited Liability Company, a Maine limited liability company, having a principal place of business at 201 Main St., Bangor, (hereinafter "Company").

Section 1

SCOPE OF SERVICES

     1.1 Consulting Services. Company shall provide certain banking related services specified in Schedule A attached hereto.

     1.2 Conduct of Services. All work shall be performed in a professional manner by employees of Company having a level of skill commensurate with the requirements of the bank regulatory authorities having jurisdiction over Client. Company shall require its employees at all times to observe security policies of Client.

Section 2

METHOD OF PERFORMING SERVICES

     2.1 Method of Performing Services. Company shall have the right to determine the method, details, and means of performing the work to be done for Client. Client may, however, require Company's personnel at all times to observe security policies of Client. In addition, Client shall be entitled to exercise broad general power of supervision and control over the results of work performed by Company's personnel to ensure satisfactory performance, including the right to review the work, the right to stop work, the right to make suggestions or recommendations as to the details of the work, and the right to propose modifications to the work.

     2.2 Scheduling. Company will try to accommodate work schedule requests to the extent possible. Should any personnel of Company be unable to perform scheduled services because of illness, resignation, or other causes beyond Company's reasonable control, Company will attempt to replace such employee within a reasonable time, but Company shall not be liable for delays resulting from factors beyond its control.

     2.3 Reporting. Client and Company shall develop appropriate administrative procedures for coordinating with Company's personnel. Client shall periodically prepare an evaluation of the performance of Company's personnel. Should Client not be satisfied with the performance of one or more of Company's personnel, Client may request, on reasonable notice, that Company terminate their assignment to Client's work.

     2.4 Place of Work. Company's personnel will perform their work for Client primarily at Client's premises except when such projects or tasks may be performed off site. Client agrees to provide working space and facilities, and any other services and materials Company or its personnel may reasonable request in order to perform the work assigned to them.

Section 3

TERM AND TERMINATION

     3.1 Term. The term of this Agreement shall commence on the date set forth above and shall continue through the completion of the services set forth in Schedule A attached hereto, and thereafter for so long as Client seeks or obtains services from Company.

     3.2 Termination. This Agreement may be terminated by either party upon written notice, if the other party breaches any obligation provided hereunder and the breaching party fails to cure such breach within a thirty (30) day period after written notice of such breach; provided that the cure period for any failure of Client to pay fees and charges due hereunder shall be fifteen
(15) days from the date of receipt by Client of notice of such failure.

     3.3 Remaining Payments. Within thirty (30) days of termination of this Agreement for any reason, Company shall submit to Client an itemized invoice for any fees or expenses theretofore accrued under this Agreement. Client, upon payment of accrued amounts so invoiced, shall thereafter have no further liability or obligation to Company whatsoever for any further fees or expenses arising hereunder. Notwithstanding any termination of the terms of this Agreement, the rights and licenses granted under Section 6 hereof shall continue in effect in accordance with their terms.

Section 4

FEES, EXPENSES, AND PAYMENT

     4.1 Fees. In consideration of the services to be performed by Company, Client shall pay Company the fees set forth in Schedule B attached hereto.

     4.2 Reimbursement of Expenses. In addition to the foregoing, Client shall pay Company its actual out-of-pocket expenses as reasonably incurred by Company in furtherance of its performance hereunder. Company agrees to provide Client with access to such receipts, ledgers, and other records as may be reasonably appropriate for Client or its accountants to verify the amount and nature of any such expenses.

     4.3 Additional Work. The fees and charges for any follow-on or additional work not described in Schedule A attached hereto shall be performed at Company's then-current rates for such work.

     4.4 Payment. Client shall pay all fees and expenses owing to the Company hereunder within fifteen (15) days after Company has submitted to Client an itemized invoice therefor. A late payment fee equal to the lesser of *** per month, or the highest amount allowed by law shall be imposed on amounts overdue 30 or more days. Client hereby agrees to pay all of Company's costs of collecting overdue amounts, including but not limited to reasonable attorneys fees.

Section 5

TREATMENT OF PERSONNEL

     5.1 Compensation of Company's Personnel. Company shall bear sole responsibility for payment of compensation to its personnel. Company shall pay and report, for all personnel assigned to Client's work, federal and state income tax withholding, social security taxes, and unemployment insurance applicable to such personnel as employees of Company. Company shall bear sole responsibility for any health or disability insurance, retirement benefits, or other welfare or pension benefits, if any, to which such personnel may be entitled. Company agrees to defend, indemnify, and hold harmless Client, Client's officers, directors, employees, and agents, and the administrators of Client's benefit plans from and against any claims, liabilities, or expenses relating to such compensation, tax, insurance, or benefit matters; provided that Client shall promptly notify Company of each such claim when and as it comes to Client's attention, Client shall cooperate with Company in the defense and resolution of such claim, and Client shall not settle or otherwise dispose of such claim without Company's prior written consent, such consent not to be unreasonably withheld.

     5.2 Worker's Compensation. Notwithstanding any other workers' compensation or insurance policies maintained by Client, Company shall procure and maintain workers' compensation coverage sufficient to meet the statutory requirements of every state where Company's personnel assigned to Client's work are located.

Section 6

OWNERSHIP RIGHTS

     6.1 Ownership. As between Client and Company, except as set forth below in

* [Confidential portions of this Exhibit have been omitted and filed separately with the Commission. Omitted terms are indicated by ***.]

this Section 6, all right, title, and interest, including copyright interests and any other intellectual property, in and to any financial information, programs, systems, data, memoranda, books, papers, letters, formulas, or materials produced or provided by Company, alone or in combination with Client and/or its employees, under this Agreement shall be the property of Company. Client shall have an unlimited license to use such materials exclusively in connection with its own operations, but may not disclose any aspect of such materials to third parties except for Bank Regulatory Officials.

Section 7

PROPRIETARY AND CONFIDENTIAL INFORMATION

     7.1 Trade Secrets; Confidentiality. a. Company acknowledges that in order to perform the services called for in this Agreement, it shall be necessary for Client to disclose to Company certain Trade Secrets. Company further acknowledges that the work will of necessity incorporate such Trade Secrets. Company agrees that it shall not disclose, transfer, use, copy, or allow access to any such Trade Secrets to any employees of the Company or to any third parties, excepting those who have a need to know such Trade Secrets in order to perform the services hereunder and who have bound themselves to respect and protect the confidentiality of such Trade Secrets. Unless Company is compelled to disclose Trade Secrets by judicial or regulatory process, Company shall not disclose any such Trade Secrets to any third parties, including but not limited to the member/owner of Company or their affiliates or their directors, officers or employees. b. Company also acknowledges, and Client understands, that Company is a company which has as members banks or affiliates of banks which may be competitors of Client. Company has therefore adopted internal policies and procedures, including confidentiality agreements with Company's personnel, which assure that the Trade Secrets of Client are not communicated or otherwise transmitted or made available by Company or its personnel to (i) the member/owners of Company; (ii) corporate parents, affiliates, or subsidiaries of the member/owners of Company; or (iii) officers, directors, agents or employees of the member/owners of Company or of the member/owners' corporate parents, affiliates, or subsidiaries.

     7.2 Scope of Restriction. As used herein, the term "Trade Secrets" shall mean any Client data, financial and other information, or formulas, including but not limited to any data or information pertaining to a deposit or loan customer of Client, that is not generally known in the industry or to the public.

Section 8

WARRANTIES

     8.1 Warranties of Company. Company warrants that Company's performance of the services called for by this Agreement do not and shall not violate any applicable law, rule, or regulation; or any contracts with third parties.

Section 9

LIMITATION OF LIABILITY

     9.1 Consulting Services ... Internal Support. The services rendered by Company consist of consulting services only, with decision making responsibilities in all instances retained by Client's management. The services provided by Company are not intended to take the place of legal, accounting and other professionals, but rather to provide internal support similar to that which would be provided by Client's own employees.

     9.2 No Consequential Damages, etc. In no event shall Company be liable to Client for any incidental, indirect, or consequential damages or lost profits of Client.

     9.3 Loss of Data. In no event shall Company be liable for loss of data or records of Client, it being understood that Client shall be responsible for ensuring proper and adequate back-up and storage procedures.

     9.4 Force Majeure. Company shall not be liable to Client for any failure or delay caused by events beyond Company's control, including, without limitation, Client's failure to furnish necessary information; sabotage; failure or delays in transportation or communication; failure or substitutions of equipment; labor disputes; accidents; shortages of labor, fuel, raw materials or equipment; or technical failures.

Section 10

HIRING OF COMPANY'S PERSONNEL

     10.1 Additional Value From Hiring. Client acknowledges that Company provides a valuable service by identifying and assigning personnel for Client's work. Client further acknowledges that Client would receive substantial additional value, and Company would be deprived of the benefits of its work force, if Client were to directly hire Company's personnel after they have been introduced to Client by Company.

     10.2 Orderly Transition. In the event that Client hires any personnel of Company, Client will allow said employee and Company to work out an orderly transition, up to forty-five (45) days, if necessary.

Section 11

MISCELLANEOUS

     11.1 Governing Law. This Agreement shall be governed and construed in all respects in accordance with the laws of the State of Maine as they apply to a contract entered into and performed in that State.

     11.2 Independent Contractors. The parties are and shall be independent contractors to one another, and nothing herein shall be deemed to cause this Agreement to create an agency, partnership, or joint venture between the parties. Nothing in this Agreement shall be interpreted or construed as creating or establishing the relationship of employer and employee between Client and either Company or any employee or agent of Company.

     11.3 Notices. All notices required or permitted hereunder shall be given in writing addressed to the respective parties as set forth herein, unless another address shall have been designated, and shall be delivered by hand or by registered or certified mail, postage prepaid.

     11.4 Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto and supersedes all prior representations, proposals, discussions, and communications, whether oral or in writing. This Agreement may be modified only in writing and shall be enforceable in accordance with its terms when signed by the party sought to be bound.

     11.5 Parties in Interest. This Agreement is enforceable only by Company and Client. The terms of this Agreement are not a contract or assurance regarding compensation, continued employment, or benefit of any kind to any personnel assigned to Client's work, or any beneficiary of any such personnel, and no such personnel (or any beneficiary thereof) shall be a third-party beneficiary under or pursuant to the terms of this Agreement.

     11.6 Arbitration of Disputes. All disputes between the parties under this Agreement shall be submitted to binding arbitration in accordance with the rules of the American Arbitration Association (the "Association"). The procedure for arbitration shall be in accordance with the Association's then existing rules, except that if the parties are unable to agree on a single arbitrator within five days after arbitration is sought, each party shall select one arbitrator, and the two selected arbitrators shall choose a third arbitrator. If either party fails to select an arbitrator within ten days after arbitration is sought, or the two arbitrators fail to select a third arbitrator within 15 days after arbitration is sought, the Association shall make the selection.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives, on the date and year first above written.

COMPANY:

M&M CONSULTING LIMITED LIABILITY COMPANY


By: /s/ Douglas M. Dimond
    --------------------------------
    (Signature)

Douglas M. Dimond                                       Senior Consultant
-------------------------------------          ---------------------------------
Typed Name                                                    Title


CLIENT:


Merrill Merchants Bank

By: /s/ William P. Lucy
    ----------------------------------
(Signature)


William P. Lucy                                        Senior Vice President
--------------------------------------         ---------------------------------
Typed Name                                                    Title

Appendix A to a Service Agreement between Merrill Merchants Bank and M&M Consulting, LLC

Services to be Performed:

Loan Review of the Commercial Loan Portfolio.

Scope of the loans to be reviewed will be subject to an ongoing dialogue with the Audit Committee/Board of Directors and senior management based upon their needs and occurrences within the portfolio.

At a minimum, it is expected that 50% of the average outstanding commercial loans will be reviewed in any given twelve-month period. This will be accomplished in segments over the period and will be coordinated with bank management.

It is estimated that this process will not exceed seven weeks of on-site work in any twelve-month period. Preparatory work before the on-site visits and report preparation after the visits will be accomplished to the maximum extent possible outside the bank.

The loan reviews will include, at a minimum, appropriateness of risk ratings, compliance with bank lending policies and loan covenants, and adherence to relevant laws and regulations. Appropriate written reports will be prepared after each segment of the loan review process and will be presented to and discussed with the Audit Committee.

These services will extend for two years from the date set forth in the body of this agreement.

Appendix B to a Service Agreement between Merrill Merchants Bank and M&M Consulting, LLC

Fees:

Services (whether on-site or off-site) will be billed monthly, as performed, at $*** per day. The estimated cost over the twelve-month period for seven weeks is estimated to be $*** plus expenses referred to in Section 4 of this agreement.

* [Confidential portions of this Exhibit have been omitted and filed separately with the Commission. Omitted terms are indicated by ***.]

SERVICE AGREEMENT

     This SERVICE AGREEMENT ("Agreement"), is made and entered into as of this 1st day of October, 1996, by and between Client, Merrill Merchants Bank, a commercial bank chartered by the State of Maine, having a principal place of business at 201 Main St., Bangor, ME. (hereinafter "Client"), and M&M Consulting Limited Liability Company, a Maine limited liability company, having a principal place of business at 201 Main St., Bangor, (hereinafter "Company").

                                    Section 1

                                SCOPE OF SERVICES

     1.1 Consulting Services. Company shall provide certain banking related services specified in Schedule A attached hereto.

     1.2 Conduct of Services. All work shall be performed in a professional manner by employees of Company having a level of skill commensurate with the requirements of the bank regulatory authorities having jurisdiction over Client. Company shall require its employees at all times to observe security policies of Client.

                                    Section 2

                          METHOD OF PERFORMING SERVICES

     2.1 Method of Performing Services. Company shall have the right to determine the method, details, and means of performing the work to be done for Client. Client may, however, require Company's personnel at all times to observe security policies of Client. In addition, Client shall be entitled to exercise broad general power of supervision and control over the results of work performed by Company's personnel to ensure satisfactory performance, including the right to review the work, the right to stop work, the right to make suggestions or recommendations as to the details of the work, and the right to propose modifications to the work.

     2.2 Scheduling. Company will try to accommodate work schedule requests to the extent possible. Should any personnel of Company be unable to perform scheduled services because of illness, resignation, or other causes beyond Company's reasonable control, Company will attempt to replace such employee within a reasonable time, but Company shall not be liable for delays resulting from factors beyond its control.

     2.3 Reporting. Client and Company shall develop appropriate administrative procedures for coordinating with Company's personnel. Client shall periodically prepare an evaluation of the performance of Company's personnel. Should Client not be satisfied with the performance of one or more of Company's personnel, Client may request, on reasonable notice, that Company terminate their assignment to Client's work.

     2.4 Place of Work. Company's personnel will perform their work for Client primarily at Client's premises except when such projects or tasks may be performed off site. Client agrees to provide working space and facilities, and any other services and materials Company or its personnel may reasonable request in order to perform the work assigned to them.

                                    Section 3

                              TERM AND TERMINATION

     3.1 Term. The term of this Agreement shall commence on the date set forth above and shall continue through the completion of the services set forth in Schedule A attached hereto, and thereafter for so long as Client seeks or obtains services from Company.

     3.2 Termination. This Agreement may be terminated by either party upon written notice, if the other party breaches any obligation provided hereunder and the breaching party fails to cure such breach within a thirty (30) day period after written notice of such breach; provided that the cure period for any failure of Client to pay fees and charges due hereunder shall be fifteen
(15) days from the date of receipt by Client of notice of such failure.

     3.3 Remaining Payments. Within thirty (30) days of termination of this Agreement for any reason, Company shall submit to Client an itemized invoice for any fees or expenses theretofore accrued under this Agreement. Client, upon payment of accrued amounts so invoiced, shall thereafter have no further liability or obligation to Company whatsoever for any further fees or expenses arising hereunder. Notwithstanding any termination of the terms of this Agreement, the rights and licenses granted under Section 6 hereof shall continue in effect in accordance with their terms.

                                    Section 4

                           FEES, EXPENSES, AND PAYMENT

     4.1 Fees. In consideration of the services to be performed by Company, Client shall pay Company the fees set forth in Schedule B attached hereto.

     4.2 Reimbursement of Expenses. In addition to the foregoing, Client shall pay Company its actual out-of-pocket expenses as reasonably incurred by Company in furtherance of its performance hereunder. Company agrees to provide Client with access to such receipts, ledgers, and other records as may be reasonably appropriate for Client or its accountants to verify the amount and nature of any such expenses.

     4.3 Additional Work. The fees and charges for any follow-on or additional work not described in Schedule A attached hereto shall be performed at Company's then-current rates for such work.

     4.4 Payment. Client shall pay all fees and expenses owing to the Company hereunder within fifteen (15) days after Company has submitted to Client an itemized invoice therefor. A late payment fee equal to the lesser of *** per month, or the highest amount allowed by law shall be imposed on amounts overdue 30 or more days. Client hereby agrees to pay all of Company's costs of collecting overdue amounts, including but not limited to reasonable attorneys fees.

                                    Section 5

                             TREATMENT OF PERSONNEL

     5.1 Compensation of Company's Personnel. Company shall bear sole responsibility for payment of compensation to its personnel. Company shall pay and report, for all personnel assigned to Client's work, federal and state income tax withholding, social security taxes, and unemployment insurance applicable to such personnel as employees of Company. Company shall bear sole responsibility for any health or disability insurance, retirement benefits, or other welfare or pension benefits, if any, to which such personnel may be entitled. Company agrees to defend, indemnify, and hold harmless Client, Client's officers, directors, employees, and agents, and the administrators of Client's benefit plans from and against any claims, liabilities, or expenses relating to such compensation, tax, insurance, or benefit matters; provided that Client shall promptly notify Company of each such claim when and as it comes to Client's attention, Client shall cooperate with Company in the defense and resolution of such claim, and Client shall not settle or otherwise dispose of such claim without Company's prior written consent, such consent not to be unreasonably withheld.

     5.2 Worker's Compensation. Notwithstanding any other workers' compensation or insurance policies maintained by Client, Company shall procure and maintain workers' compensation coverage sufficient to meet the statutory requirements of every state where Company's personnel assigned to Client's work are located.

                                    Section 6

                                OWNERSHIP RIGHTS

     6.1 Ownership. As between Client and Company, except as set forth below in

* [Confidential portions of this Exhibit have been omitted and filed separately with the Commission. Omitted terms are indicated by ***.]

this Section 6, all right, title, and interest, including copyright interests and any other intellectual property, in and to any financial information, programs, systems, data, memoranda, books, papers, letters, formulas, or materials produced or provided by Company, alone or in combination with Client and/or its employees, under this Agreement shall be the property of Company. Client shall have an unlimited license to use such materials exclusively in connection with its own operations, but may not disclose any aspect of such materials to third parties except for Bank Regulatory Officials.

                                    Section 7

                    PROPRIETARY AND CONFIDENTIAL INFORMATION

     7.1 Trade Secrets; Confidentiality. a. Company acknowledges that in order to perform the services called for in this Agreement, it shall be necessary for Client to disclose to Company certain Trade Secrets. Company further acknowledges that the work will of necessity incorporate such Trade Secrets. Company agrees that it shall not disclose, transfer, use, copy, or allow access to any such Trade Secrets to any employees of the Company or to any third parties, excepting those who have a need to know such Trade Secrets in order to perform the services hereunder and who have bound themselves to respect and protect the confidentiality of such Trade Secrets. Unless Company is compelled to disclose Trade Secrets by judicial or regulatory process, Company shall not disclose any such Trade Secrets to any third parties, including but not limited to the member/owner of Company or their affiliates or their directors, officers or employees. b. Company also acknowledges, and Client understands, that Company is a company which has as members banks or affiliates of banks which may be competitors of Client. Company has therefore adopted internal policies and procedures, including confidentiality agreements with Company's personnel, which assure that the Trade Secrets of Client are not communicated or otherwise transmitted or made available by Company or its personnel to (i) the member/owners of Company; (ii) corporate parents, affiliates, or subsidiaries of the member/owners of Company; or (iii) officers, directors, agents or employees of the member/owners of Company or of the member/owners' corporate parents, affiliates, or subsidiaries.

     7.2 Scope of Restriction. As used herein, the term "Trade Secrets" shall mean any Client data, financial and other information, or formulas, including but not limited to any data or information pertaining to a deposit or loan customer of Client, that is not generally known in the industry or to the public.

                                    Section 8

                                   WARRANTIES

     8.1 Warranties of Company. Company warrants that Company's performance of the services called for by this Agreement do not and shall not violate any applicable law, rule, or regulation; or any contracts with third parties.

                                    Section 9

                             LIMITATION OF LIABILITY

     9.1 Consulting Services ... Internal Support. The services rendered by Company consist of consulting services only, with decision making responsibilities in all instances retained by Client's management. The services provided by Company are not intended to take the place of legal, accounting and other professionals, but rather to provide internal support similar to that which would be provided by Client's own employees.

     9.2 No Consequential Damages, etc. In no event shall Company be liable to Client for any incidental, indirect, or consequential damages or lost profits of Client.

     9.3 Loss of Data. In no event shall Company be liable for loss of data or records of Client, it being understood that Client shall be responsible for ensuring proper and adequate back-up and storage procedures.

     9.4 Force Majeure. Company shall not be liable to Client for any failure or delay caused by events beyond Company's control, including, without limitation, Client's failure to furnish necessary information; sabotage; failure or delays in transportation or communication; failure or substitutions of equipment; labor disputes; accidents; shortages of labor, fuel, raw materials or equipment; or technical failures.

                                   Section 10

                          HIRING OF COMPANY'S PERSONNEL

     10.1 Additional Value From Hiring. Client acknowledges that Company provides a valuable service by identifying and assigning personnel for Client's work. Client further acknowledges that Client would receive substantial additional value, and Company would be deprived of the benefits of its work force, if Client were to directly hire Company's personnel after they have been introduced to Client by Company.

     10.2 Orderly Transition. In the event that Client hires any personnel of Company, Client will allow said employee and Company to work out an orderly transition, up to forty-five (45) days, if necessary.

                                   Section 11

                                  MISCELLANEOUS

     11.1 Governing Law. This Agreement shall be governed and construed in all respects in accordance with the laws of the State of Maine as they apply to a contract entered into and performed in that State.

     11.2 Independent Contractors. The parties are and shall be independent contractors to one another, and nothing herein shall be deemed to cause this Agreement to create an agency, partnership, or joint venture between the parties. Nothing in this Agreement shall be interpreted or construed as creating or establishing the relationship of employer and employee between Client and either Company or any employee or agent of Company.

     11.3 Notices. All notices required or permitted hereunder shall be given in writing addressed to the respective parties as set forth herein, unless another address shall have been designated, and shall be delivered by hand or by registered or certified mail, postage prepaid.

     11.4 Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto and supersedes all prior representations, proposals, discussions, and communications, whether oral or in writing. This Agreement may be modified only in writing and shall be enforceable in accordance with its terms when signed by the party sought to be bound.

     11.5 Parties in Interest. This Agreement is enforceable only by Company and Client. The terms of this Agreement are not a contract or assurance regarding compensation, continued employment, or benefit of any kind to any personnel assigned to Client's work, or any beneficiary of any such personnel, and no such personnel (or any beneficiary thereof) shall be a third-party beneficiary under or pursuant to the terms of this Agreement.

     11.6 Arbitration of Disputes. All disputes between the parties under this Agreement shall be submitted to binding arbitration in accordance with the rules of the American Arbitration Association (the "Association"). The procedure for arbitration shall be in accordance with the Association's then existing rules, except that if the parties are unable to agree on a single arbitrator within five days after arbitration is sought, each party shall select one arbitrator, and the two selected arbitrators shall choose a third arbitrator. If either party fails to select an arbitrator within ten days after arbitration is sought, or the two arbitrators fail to select a third arbitrator within 15 days after arbitration is sought, the Association shall make the selection.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives, on the date and year first above written.

COMPANY:

M&M CONSULTING LIMITED LIABILITY COMPANY


By: /s/ Jay M. Friedland
(Signature)


Jay M. Friedland, CEO
---------------------------------------------------------------
Typed Name                                       Title


CLIENT:


MERRILL MERCHANTS BANK

By: /s/ Edwin N. Clift
(Signature)

Edwin N. Clift                                 President
---------------------------------------------------------------
Typed Name                                       Title

                                  (SCHEDULE A)

                         MERRILL MERCHANTS TRUST COMPANY
              PROPOSAL FOR COMPLIANCE AND RISK MANAGEMENT SERVICES

COMPLIANCE RELATED SERVICES

Given the strong existing Compliance capability, M & M's role will be targeted to specific areas where additional resources are required.

o   Cash Management relative to Repos and Sweeps
o   Automated Clearing house (ACH) and electronic funds transfer related
  o Review of M & I forms relative to Clearing House rules, Federal Reserve Regs and the Uniform Commercial Code
  o   Help develop an ACH policy
o   Commercial Lender Training
  o   Regulatory requirements
  o   Bank Policy
  o   Responsibility for compliance
o   Responsibilities, support functions and communications
  o help bridge the gap over ownership/involvement in developing policies and procedures
    Who has responsibility for compliance with laws and policy?
    Materiality issue
    Technology solutions???
o   Support on
  o   Deposit compliance
  o   Commercial compliance
o   Perform an independent BSA review (including BSA and KYC policy)
o   Ongoing Review of Advertisements and Disclosures
o   Provide guidance with respect to specific technical questions and issues
o   Potentially automate home mortgage application template
  o   generate ratios
  o   compare ratios to underwriting standards
  o   identify critical missing information

RISK MANAGEMENT SERVICES

o   Open Issue Tracking
o   Managing Change:
  o   new products
  o   systems changes
  o   new marketing approaches
  o   new forms
  o   new markets

                                  (SCHEDULE B)
                         MERRILL MERCHANTS TRUST COMPANY
              PROPOSAL FOR COMPLIANCE AND RISK MANAGEMENT SERVICES

     For the services outlined in schedule A, the client will be charged $*** annually, billed monthly, exclusive of expenses.


The cost of the services provided shall be $*** for the year, billed monthly, plus expenses.

* [Confidential portions of this Exhibit have been omitted and filed separately with the Commission. Omitted terms are indicated by ***.]